Item 1: Report to Shareholders

International Discovery Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

In our last shareholder letter, we expressed some ambivalence about the international small-cap market following several years of powerful performance. While acknowledging the positive undercurrents of strong liquidity and cheap money, we expressed concerns about the high relative price of the sector. How wrong we were! Returns for international small companies accelerated over the six months ended April 30, 2006, with both the MSCI and S&P/Citigroup indexes for the asset class up about 30%.

Your fund produced returns of 34.34% and 52.68% for the 6- and 12-month periods, respectively, outperforming its broad market indexes by a significant margin for both periods. (Please note that S&P/Citigroup changed the name of its index slightly.) Fund returns were similar to the Lipper peer group average for the six-month period and modestly higher for the year. Our good relative performance was due to stock selection in all regions, especially in the European markets of the U.K., France, Italy, and Norway. As the average annual compound return table on page 10 of this report shows, the fund’s trailing 12-month return of nearly 53% is well ahead of the 5- and 10-year average annual returns of 17% and 16%, respectively. By any measurement, this has been a purple patch of supernormal returns. Although these returns are gratifying, shareholders should recognize that returns of this magnitude are unusual. International small-caps offer significant long-term potential but are suitable only for a portion of your investment assets.

MARKET REVIEW

The markets’ complexion differed from the last few semiannual reports. Central banks in all major currency regions were in tightening mode, with Japan showing signs that it might remove its zero-interest rate policy, the European Central Bank raising rates twice, and the Federal Reserve continuing its series of quarter-point hikes. Money therefore became less cheap than it had been, and rising bond yields at the long end of the maturity spectrum pointed to higher future interest rates. What did not change, however, was the undiminished appetite for riskier assets, with small- and mid-cap stocks, emerging markets, non-U.S. equities, and commodities all surging.

A big change was movement in that seemingly immovable object, the German economy, where both sentiment indicators and business spending pointed sharply up. Given Germany’s size, its acceleration had a major impact on the wider European economy. It is also significant for European small-caps, which have a distinctly industrial or cyclical bias relative to the region’s large-caps. Europe’s economic expansion has given small-caps further upward impetus. Since March 2000, euro zone small-cap stocks are up 50%, reversing losses suffered during the post-bubble slump. Large-caps are still 20% below their highs.

As a result, returns across international markets were much more balanced between developed and emerging markets, where previously returns were very much skewed toward the latter. Notably strong markets were China, Greece, Germany, Brazil, Sweden, and Norway. Japan lagged as sentiment and liquidity were hurt by an accounting scandal at new media group Livedoor in January. The slightly speculative conditions we saw in Japan prior to the Livedoor scandal have not returned.

PORTFOLIO AND STRATEGY REVIEW

The portfolio’s major shift in regional terms was an increase in the European weighting from 43.5% to 49.5% through a combination of market action, currency, and active investing; a reduction in the Japanese weighting was a corollary. We have been watching developments in emerging markets closely and have observed a burgeoning new opportunity set characterized by capital-friendly managements set against a backdrop of improved corporate governance. Timing is everything, however. Despite considered deliberation, we did not get involved in Latin America or to any great degree in the emerging Europe, Middle East, and Africa region, although we have made great gains in our two Russian energy assets, Novatek and Urals Energy. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

We have grappled with the issue of surging energy and commodity (particularly metals) prices, and at times our lack of exposure has felt very uncomfortable. Our materials weighting did increase—from 4.4% to 6.2% —most of this through small Australian resource stocks. However, with many commodities at an all-time high and the current rally exceeding that of the early to mid 1970s by its strength and duration, we feel it would be folly to remove our underweight and put money to work in commodity stocks now.

REGIONAL RESULTS

Europe
European market conditions were buoyant, with most country indexes up more than 25%. The economic upturn mentioned in the market overview is critical for European small companies because of their cyclical or industrial bias. For example, industrials make up 24.8% of the MSCI EMU (European Monetary Union) Small Cap Index compared with 4.2% for the Dow Jones Euro Stoxx 50 Index, a comparable large-company euro zone benchmark. Conversely, small-caps have much lower weightings in telecommunications, pharmaceuticals, and banks—all lagging sectors during the period.

Although your fund’s portfolio is constructed as a growth portfolio, which means it is underweighted in pure industrials such as machinery and engineering, it has cyclical exposure through commercial services and information technology. Indeed, a lot of value was added through stock selection during the last six months. Among our top contributors was Soitec (France), a provider of specialized silicon-on-insulator wafers that saw demand grow by 90% in its 2006 fiscal year. Soitec is the kind of company that typifies the strategy of the International Discovery Fund. Soitec dominates an industry that is in its infancy yet is set to become mainstream. We bought it early, before that growth potential was recognized by the market at large, and as a result the stock more than doubled over the period. Another key contributor, Banca Italease (Italy), is a commercial real estate leasing agent, a relatively new and rapidly growing industry in Italy. Norwegian Air Shuttle, a low-cost airline that is breaking the monopoly of the incumbent flag carrier, posted strong gains, as did new holding Acta Holding (Norway), a financial adviser to individual clients that has genuine pan-Nordic ambitions. A major detractor from performance was iSOFT Group (U.K.), a software provider to health care systems, which warned on the freezing of payments by the U.K.’s National Health Service. Generally, our predilection for health care stocks in Europe was a drag on performance as the sector underperformed against a backdrop of sluggish hospital expenditures and market enthusiasm for all things cyclical. We eliminated our iSOFT holding.

Corporate activity was very strong during the period for both market entrances (initial public offerings) and exits (takeovers). Your fund benefited from three takeover situations: German temporary employment agency Dis Deutscher was purchased by blue-chip rival Adecco; Body Shop International in the U.K. was successfully bid for by cosmetics giant L’Oréal; and information technology services firm Visma (Norway) was the subject of competing bids.

At the time of writing this report, the euro was strengthening significantly against the U.S. dollar, which could have an unsettling effect on European markets given corporate earnings sensitivity to the dollar-euro exchange rate.

Japan
As mentioned earlier, a major accounting scandal at Internet company Livedoor hit the Japanese market in January. This created uncertainty as to whether other firms were involved in such practices, and it also meant that many local traders were subject to margin calls. Livedoor was subsequently forced to delist from the exchange. The scandal represented a major inflection point for the previously buoyant market, with the small-company sector disproportionately affected. The Mothers Index, which measures the performance of emerging Japanese companies, fell nearly half in the wake of the scandal. It also had a collateral effect on your portfolio through the sharp decline of investment company J Bridge. We still believe in the long-term drivers for investing in Japan, particularly the anticipated secular increase in return on equity, but the speed with which market circumstances turned around is cautionary for all international markets.

Stock selection in Japan has again has been influenced by themes. These include mobile handset components (Nissha Printing and Shin-Etsu Polymer); specialty retail (electronic goods retailer Edion, a new holding this period, although we’ve previously owned it); apparel retailing (Point); film rentals (Culture Convenience Club); gaming (slot machine manufacturer Aruze, also a new holding); and software (Daikoku Denki).

Rest of the World
Asia has been the focus of emerging market exposure in the fund. India continued its upward path, providing a major positive impact on your portfolio. Corporate earnings are coming in very well, but they need to be since valuations are lofty and expectations for earnings growth are set high. As a result, we have reduced our weighting in India from over 9% at the peak to 6.2% at the end of the reporting period. Exchange technology provider Financial Technologies was again a notable winner, and shares of its Multi Commodity Exchange (MCX) are soon to be listed separately.

After years in the doldrums, China has finally shown some good performance. Our combined Hong Kong and China weightings currently stand at 5.5%. We avoid the most economically sensitive sectors and—consistent with our strategy across the portfolio—look for long-term growth prospects such as online media firm Sina and credit rating agency Xinhua Finance, both new purchases during the period. Cross-straits relations between Taiwan and China seem to have improved, benefiting Taiwanese consumer, travel, and real estate industries. Stock selection was positive, and new holding High Tech Computer, a provider of Smartphones based on the Microsoft Windows operating system, was a major contributor.

South Korea built on the strong gains of the previous period and was up by nearly 40% for the six months. The “Korea discount,” based on perceived poor corporate governance, has steadily eroded. Singapore, the Philippines, Indonesia, and Thailand are simultaneously in economic recovery. We tend to seek domestic consumer plays, although new holding Chartered Semiconductor in Singapore, a so-called foundry or outsourced semiconductor company, is an exception. Chartered has recently completed a successful restructuring and has good sales momentum.

Exposure to the Australian market has been heavily skewed toward energy exploration and production, a favorable place to be given persistently high oil prices. Australian Worldwide Exploration, Beach Petroleum, and Roc Oil were all successful investments. New Zealand had been one of the biggest beneficiaries of the so-called carry trade, as foreign investors took advantage of low global interest rates to invest for higher returns in the country. This faded as U.S. interest rates rose, with a resultant breakdown in the Kiwi dollar.

INVESTMENT OUTLOOK

In the few weeks since the end of the reporting period, investors have shown a marked reduction in the appetite for risky assets, including emerging markets and small-cap equities. The current conventional wisdom is that the inflationary threat posed by high energy and commodity prices may drive interest rates to much higher levels. The perceived structural weakness of the U.S. dollar is a further negative. The upshot is that the influx of liquidity we have seen in non-U.S. equities may go into reverse. Despite continued good economic growth prospects around the world, typically a positive for mid- and small-cap equities, we have been advising for some time that valuation support has eroded. That said, we are not in bubble territory, and fundamentals are generally robust. We still believe in the superiority of investing in small-capitalization companies—an effect that is well documented over many years of stock market history. Furthermore, the investable universe from which we choose our constituent investments continues to grow, and shareholder interest should continue to rise as standards of corporate governance improve. There are many stones out there that are left unturned, and it is incumbent on your team of dedicated fund managers and analysts to maintain the “discovery” in the International Discovery Fund.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 17, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

S&P/Citigroup Extended Market Index World ex U.S.: A small-capitalization index of the S&P/Citigroup Broad Market Index.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI indexes: Market capitalization-weighted indexes of stocks designed to track stock markets in various countries and regions.

MSCI EAFE Small Cap Index: A market capitalization-weighted index of small-cap stocks in 21 world markets.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/06
Financial Technologies, India	1.6%
Soitec, France	1.3
Wacker Chemie, Germany	1.2
Phonak Holding, Switzerland	1.0
Wiener Staedtische Allgemeine AG, Austria	0.9
Banca Italease, Italy	0.9
IG Group Holdings, United Kingdom	0.8
Body Shop International, United Kingdom	0.8
EFG International, Switzerland	0.8
Norwegian Air Shuttle, Norway	0.8
Investec, United Kingdom	0.8
Acta Holding, Norway	0.8
Beach Petroleum, Australia	0.7
Basilea Pharmaceutica, Switzerland	0.7
SThree, United Kingdom	0.7
Baloise Holding, Switzerland	0.7
Germanos, Greece	0.7
Chartered Semiconductor, Singapore	0.7
Downer EDI, Australia	0.7
Wincor Nixdorf, Germany	0.7
Benfield Group, United Kingdom	0.7
Nexity, France	0.7
Bergman & Beving, Sweden	0.7
Suzlon Energy, India	0.7
Australian Worldwide Exploration, Australia	0.6
Total	20.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 37.31	$ 29.48	$ 25.21	$ 15.34	$ 19.28	$ 34.52
Investment activities						
Net investment income	0.15	0.19	0.07	0.08	0.01	0.06
Net realized and unrealized gain (loss)	12.58	7.68	4.33	9.79	(3.95)	(9.49)
Total from investment activities	12.73	7.87	4.40	9.87	(3.94)	(9.43)
Distributions						
Net investment income	(0.15)	(0.01)	(0.08)	–	–	–
Net realized gain	(0.21)	(0.03)	(0.06)	–	–	(5.83)
Total distributions	(0.36)	(0.04)	(0.14)	–	–	(5.83)
Redemption fees added to paid-in capital	–	–	0.01	–	–	0.02
NET ASSET VALUE						
End of period	**$ 49.68**	**$ 37.31**	**$ 29.48**	**$ 25.21**	**$ 15.34**	**$ 19.28**

Ratios/Supplemental Data

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
Total return^	34.34%	26.72%	17.58%	64.34%	(20.44)%	(31.90)%
Ratio of total expenses to average net assets	1.25%†	1.28%	1.32%	1.41%	1.44%	1.38%
Ratio of net investment income to average net assets	0.68%†	0.54%	0.28%	0.46%	0.06%	0.25%
Portfolio turnover rate	99.6%†	85.3%	106.4%	115.9%	93.9%	59.1%
Net assets, end of period (in millions)	$ 2,080	$ 1,291	$ 880	$ 652	$ 360	$ 500

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRALIA 5.7%		
Common Stocks 5.7%		
Austar Communications (1)	8,536,900	7,906
Australian Worldwide Exploration (1)(2)	6,223,944	13,466
Beach Petroleum	13,818,320	15,053
Challenger Financial Services (2)	3,405,419	9,177
Downer EDI	2,236,300	14,736
Equigold	6,003,874	7,406
Equigold, Warrants, 5/31/07 (1)	525,000	120
GRD (2)	3,356,107	6,115
Herald Resources (1)	7,000,000	7,014
iiNet (2)	4,671,036	3,901
Minara Resources (2)	2,884,000	5,364
Oil Search (2)	3,869,952	12,633
Roc Oil Company (1)(2)	1,886,132	4,668
Unwired Group (1)	6,212,644	1,769
Worley Group (2)	589,499	8,727
		118,055
Options Purchased 0.0%		
Beach Petroleum, Call, 9/30/06 @ $1.00 (1)	13,818	456
		456
Total Australia (Cost $76,273)		118,511
AUSTRIA 0.9%		
Common Stocks 0.9%		
Wiener Staedtische Allgemeine AG	300,000	19,231
Total Austria (Cost $18,067)		19,231
BELGIUM 0.6%		
Common Stocks 0.6%		
UCB (2)	250,000	12,882
Total Belgium (Cost $7,771)		12,882

CHINA 3.7%

Common Stocks 3.7%

AAC Acoustic Technology (HKD) (1)	6,684,000	7,586
Beijing Enterprises (HKD)	3,550,000	7,784
China Fire Safety Enterprise (HKD)	50,030,000	6,130
China Insurance International (HKD) (1)	14,784,000	8,009
China Metal International (HKD) (1)	18,140,000	7,955
CSMC Technologies (HKD) (1)	45,335,000	2,339
Luen Thai Holdings (HKD)	15,021,000	4,408
Qin Jia Yuan Media (HKD)	8,500,000	2,467
Sina (USD) (1)(2)	365,600	9,670
Tencent Holdings (HKD) (1)	6,195,000	12,505
Travelsky Technology, Class H (HKD)	642,000	762
Xinhua Finance (JPY) (1)	7,875	7,198
Total China (Cost $67,405)		76,813

DENMARK 0.9%

Common Stocks 0.9%

Ambu A/S, Series B	300,000	5,863
Genmab (1)	264,500	9,377
William Demant Holding (1)	60,000	4,285
Total Denmark (Cost $15,461)		19,525

FINLAND 1.4%

Common Stocks 1.4%

CapMan	2,041,900	7,707
Rapala VMC (2)	1,039,118	8,526
Vacon (2)	400,000	12,619
Total Finland (Cost $14,650)		28,852

FRANCE 4.3%

Common Stocks 4.3%

Avenir Telecom (1)	1,650,000	7,373
Cegedim	48,935	4,494

Preferred Stocks 0.3%		
Sartorius (2)	151,000	5,829
		5,829
Total Germany (Cost $100,420)		146,862

GREECE 1.4%

Common Stocks 1.4%		
Folli-Follie	200,000	5,701
Germanos	700,000	15,252
Jumbo	500,000	8,142
Total Greece (Cost $20,056)		29,095

HONG KONG 1.8%

Common Stocks 1.8%		
Cafe De Coral Holdings	5,876,000	8,754
Clear Media (1)(2)	1,357,000	1,680
Grande Holdings	2,960,000	2,234
Integrated Distribution Services	3,568,000	5,292
Lifestyle International	4,545,000	7,650
Moulin Global Eyecare (1)	6,284,000	0
Public Financial Holdings	6,896,000	5,826
YGM Trading	5,925,000	6,763
Total Hong Kong (Cost $40,447)		38,199

INDIA 6.2%

Common Stocks 6.2%		
Balaji Telefilms (1)	1,471,100	5,736
Financial Technologies	826,332	33,510
Gateway Distriparks (1)	549,927	2,943
GlaxoSmithKline Consumer	581,053	7,909
GlaxoSmithKline Pharmaceutical	47,300	1,446
Gujarat Mineral Development	262,135	2,255
Himatsingka Seide (1)	1,497,500	4,668
I-Flex Solutions	221,756	5,954

IL & FS Investsmart (1)	580,800	2,586
Mahindra Gesco Developers (1)	640,071	11,409
Mid-Day (1)	730,000	1,157
Moser-Baer	1,589,378	7,966
Novartis India	267,110	3,168
Petronet LNG (1)	4,853,400	6,413
SREI Infrastructure Finance	3,125,000	3,683
Sun TV (1)	255,624	7,262
Suzlon Energy	532,200	13,562
Videsh Sanchar	869,324	8,075
Total India (Cost $62,913)		129,702

IRELAND 0.4%

Common Stocks 0.4%

Ecosecurities (GBP) (1)	1,795,000	7,865
Total Ireland (Cost $5,400)		7,865

ISRAEL 0.3%

Common Stocks 0.3%

Partner Communications ADR (USD) (2)	800,000	6,696
Total Israel (Cost $14,507)		6,696

ITALY 3.7%

Common Stocks 3.7%

Banca Italease (2)	300,000	18,254
Digital Media Technology (1)	200,000	11,664
Esprinet	226,933	4,970
Guala Closures (1)	1,500,000	10,651
IMMSI	2,500,000	8,016
Marazzi Group (1)	760,000	9,306
Sorin (1)(2)	3,974,987	7,988
Toro Assicurazioni (2)	300,000	6,169
Total Italy (Cost $59,208)		77,018

JAPAN 16.2%

Common Stocks 16.2%

Aeon Mall (2)	107,300	5,376
Aruze	432,300	10,582
Asahi Denka	355,000	5,442
Asahi Pretec	237,600	8,604
ASICS	1,017,000	12,416
Atrium (1)	71,100	7,374
Axell	1,312	4,970
BSL (2)	3,039,000	5,315
Culture Convenience Club (2)	898,200	11,313
Daikoku Denki (2)	151,900	5,955
DaVinci Advisors (1)(2)	7,130	7,959
Dowa Mining	914,000	10,443
Edion	391,300	9,475
Gentosha	699	5,038
Japan General Estate	242,700	4,554
Komatsu Electronics Metals	225,600	6,226
Kyoritsu Maintenance	121,600	4,810
Modec (2)	319,900	8,857
Nichias (2)	816,000	6,146
Nidec Sankyo	442,000	5,419
Nihon Kohden	375,500	6,601
Nihon Parkerizing	410,000	7,441
Nissen	538,500	8,448
Nissha Printing	280,000	11,345
Okinawa Cellular Telephone	2,390	5,819
OSG	420,700	8,930
Otsuka (2)	96,800	11,647
Point (2)	117,070	8,293
Press Kogyo	1,020,000	5,630
Ryobi	942,000	7,021
Sanyo Shokai	964,000	8,507
Shin-Etsu Polymer	633,000	10,927
Sumitomo Rubber Industries (2)	462,300	6,615
Take & Give Needs (2)	4,159	6,324
Tokyo Star Bank	3,187	11,793

Toshiba Machine	628,000	7,512
Toyo Engineering	2,123,000	12,801
Tsumura	463,000	12,330
Ube Industries (2)	3,359,000	11,219
UFJ Central Leasing (1)	101,200	6,297
USHIO (2)	407,100	9,393
Yuasa Trading (1)	2,114,000	4,980
Total Japan (Cost $278,907)		336,147

MALAYSIA 0.9%

Common Stocks 0.9%

Airasia (1)	19,888,600	9,603
Astro All Asia (Ordinary shares)	7,335,800	9,269
Total Malaysia (Cost $18,512)		18,872

NETHERLANDS 2.5%

Common Stocks 2.5%

Beter Bed Holding	158,683	9,943
Eurocastle Investment	200,000	7,675
Grontmij CVA GDS	100,000	9,266
Koninklijke Ten Cate	300,000	8,748
Smit International	100,000	8,887
Wegener	336,767	6,377
Total Netherlands (Cost $39,131)		50,896

NEW ZEALAND 0.7%

Common Stocks 0.7%

Fisher & Paykel Healthcare (2)	2,803,020	7,528
Pumpkin Patch Limited	1,570,100	4,067
Sky Network Television (2)	717,000	2,815
Total New Zealand (Cost $8,984)		14,410

NORWAY 1.5%		
Common Stocks 1.5%		
Acta Holding Asa (2)	3,500,000	15,781
Norwegian Air Shuttle (1)(2)	884,500	15,852
Total Norway (Cost $14,863)		31,633
PHILIPPINES 0.3%		
Common Stocks 0.3%		
Universal Robina	15,384,800	6,769
Total Philippines (Cost $5,239)		6,769
ROMANIA 0.6%		
Common Stocks 0.6%		
Banca Transilvania (1)	10,000,000	5,267
BRD-Groupe Societe Generale	1,000,000	6,248
Total Romania (Cost $11,558)		11,515
RUSSIA 0.8%		
Common Stocks 0.8%		
Novatek OAO GDR (USD) (3)	222,200	9,443
Urals Energy (GBP) (1)	1,000,000	7,224
Total Russia (Cost $8,471)		16,667
SINGAPORE 1.9%		
Common Stocks 1.9%		
Chartered Semiconductor (1)	13,391,000	15,246
GES International	2,947,700	1,846
Goodpack	4,271,000	5,133
Goodpack, Warrants, 2/14/07 (1)	533,875	283
Olam International	8,926,000	9,146
Singapore Post	10,324,000	7,379
Total Singapore (Cost $26,917)		39,033

SOUTH AFRICA 0.2%

Common Stocks 0.2%

Net 1 UEPS Technologies (USD) (1)	100,000	3,136
Total South Africa (Cost $2,179)		3,136

SOUTH KOREA 2.3%

Common Stocks 2.3%

CDNetworks (1)	207,800	7,248
CJ Home Shopping	111,270	12,741
Handsome (2)	492,800	8,987
LG Household & Health Care	158,560	12,659
NCsoft (1)(2)	31,740	2,658
S1 Corp.	100,700	4,495
Total South Korea (Cost $40,671)		48,788

SPAIN 0.6%

Common Stocks 0.6%

Baron de Ley (1)	100,000	5,827
Fadesa Inmobiliaria (2)	200,000	7,387
Total Spain (Cost $9,370)		13,214

SRI LANKA 0.2%

Common Stocks 0.2%

Dialog Telekom (1)	22,308,000	4,666
Total Sri Lanka (Cost $4,369)		4,666

SWEDEN 2.7%

Common Stocks 2.7%

Bergman & Beving, Series B	658,415	13,954
Biacore International (1)	300,000	10,963
Gant Company AB (1)	40,000	1,065
Hexagon AB (CHF) (1)	50,000	1,845
Hexagon AB (Subscription shares) (CHF) (1)	12,500	477

THAILAND 0.6%

Common Stocks 0.6%

C.P. 7-Eleven	26,659,000	5,399
Major Cineplex Foreign	7,291,300	3,400
Major Cineplex Group NVDR, GDR	5,526,900	2,578
Total Thailand (Cost $8,614)		11,377

UNITED KINGDOM 14.5%

Common Stocks 14.5%

Admiral Group (Ordinary shares)	750,000	9,114
Aero Inventory	1,000,000	7,392
Arena Leisure	4,918,756	3,719
Benfield Group	2,000,000	14,156
Body Shop International	3,000,000	16,260
Brammer (1)	1,500,000	5,964
Cairn Energy (1)	250,000	10,594
Carphone Warehouse Group	1,750,000	10,704
Centaur Holdings	4,000,000	7,652
Ceres Power Holdings (1)	1,500,000	8,772
Charter (1)	500,000	7,278
Dignity	1,000,000	8,563
GW Pharmaceuticals (1)	3,000,000	5,192
Halfords Group	1,000,000	5,702
Huntsworth	5,000,000	8,016
I-Mate	2,500,000	10,738
IG Group Holdings	4,100,000	17,255
Investec	277,847	15,783
ITE Group	3,000,000	6,832
Jessops	3,000,000	6,777
Mouchel Parkman (1)	577,350	3,645
NDS ADR (USD) (1)	250,000	12,600
New Star Asset Management (1)	1,250,000	9,838
Paypoint	850,000	10,329
Petrofac	1,400,000	8,761

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,572,839)	$ 2,117,220
Affiliated companies (cost $128,018)	128,018
Total investments in securities	2,245,238
Receivable for investment securities sold	27,281
Foreign currency (cost $17,093)	17,159
Receivable for shares sold	6,695
Dividends and interest receivable	3,934
Other assets	11,944
Total assets	2,312,251
Liabilities	
Obligation to return securities lending collateral	191,616
Payable for investment securities purchased	26,511
Investment management fees payable	1,724
Payable for shares redeemed	194
Due to affiliates	85
Other liabilities	12,413
Total liabilities	232,543
NET ASSETS	$ 2,079,708
Net Assets Consist of:	
Undistributed net investment income	$ 5,436
Undistributed net realized gain	130,445
Net unrealized gain	544,389
Paid-in capital applicable to 41,864,339 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,399,438
NET ASSETS	$ 2,079,708
NET ASSET VALUE PER SHARE	$ 49.68

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $158,000 for the six months ended April 30, 2006.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2006, approximately 23% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Options Call and put options give the holder the right to purchase or sell, respectively, a security and/or currency at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security and/or currency values. Purchased options are reflected in the accompanying Portfolio of Investments at market value.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2006, the value of loaned securities was $186,470,000; aggregate collateral consisted of $191,616,000 in the money market pooled account and U.S. government securities valued at $6,692,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $986,478,000 and $770,950,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2005, the fund had $2,622,000 of capital loss carryforwards that expire in fiscal 2010.

At April 30, 2006, the cost of investments for federal income tax purposes was $1,700,857,000. Net unrealized gain aggregated $544,389,000 at period-end, of which $591,009,000 related to appreciated investments and $46,620,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At April 30, 2006, the fund had a capital gain tax refund payable of $358,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subac-counting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2006, expenses incurred pursuant to these service agreements were $46,000 for Price Associates, $490,000 for T. Rowe Price Services, Inc., and $164,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2006, the fund was allocated $10,000 of Spectrum Funds’ expenses, of which $6,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2006, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $2,216,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2006, and October 31, 2005, was $128,018,000 and $39,319,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager), and the investment subadvisory contract (Subadvisory Contract) between the Manager and T. Rowe Price Global Investment Services, Inc. (Global). The Board considered a variety of factors in connection with its review of the Contract and the Subadvisory Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager and by Global. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and Global.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board was provided with detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates, including Global) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates (including Global) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median of other groups of comparable funds. The information also showed that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable. The Board also reviewed the fees paid by the Manager to Global under the Subadvisory Contract and concluded that the fees paid were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. The Board also approved the continuation of the Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decisions. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006